Financial Instruments - Schedule of Derivatives Not Designated as Hedging Instruments - Net Effect on the Statement Of Comprehensive Income (Table) (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025
Fair Value Disclosures [Abstract]
Interest rate swaps	$ 878	$ (998)	$ 1,368	$ (1,284)
Bunker and EUAs swaps	(100)	(464)	2,379	(376)
Total	$ 778	$ (1,462)	$ 3,747	$ (1,660)